                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 25, 2000
                       (Date of earliest event reported)


                                 InterTAN, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                    1-10062                  75-2130875
(State of Incorporation)        (Commission File No.)      (I.R.S. Employer
                                                          Identification No.)


     3300 Highway #7, Suite 904
      Concord, Ontario, Canada                                   L4K 4M3
(Address of principal executive offices)                      (Postal Code)


              Registrant's telephone number, including area code:
                                 (905) 760-9701

Item 5.  Other Events
         ------------

     At a special meeting of the Board of Directors of the Registrant (the "Board") held on April 25, 2000, the Board authorized, subject to regulatory approval, the repurchase of up to 1,500,000 shares of Common Stock from time to time either through open market purchases or through privately negotiated transactions at prices as are determined by the Board or a Committee thereof so designated by the Board.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  InterTAN, Inc.



May 2, 2000                  By:  /s/ Jeffrey A. Losch
                                  --------------------
                                  Jeffrey A. Losch
                                  Vice President, Secretary and General Counsel

                               INDEX TO EXHIBITS


Exhibit No.  Description
-----------  -----------

    1 Copy of Press Release, released on April 27, 2000, that announces the implementation of a stock repurchase program.